1 We Keep IT Green™ Earnings Conference Presentation FY2017 Q3 April 27, 2017 Charles Liang, CEO Howard Hideshima, CFO

2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars. Safe Harbor Statement

3 Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non- GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2017. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings. Non-GAAP Financial Measures

4 We Keep IT Green™ Charles Liang Chairman and Chief Executive Officer

5 Q3 FY2017 Non-GAAP Financial Highlights (in millions, except per share data) Change Q3'17 YoY Sequential Revenue $631.1 18.5% -3.2% Profit after Tax $20.3 7.0% -18.8% EPS $0.38 5.6% -20.8% $533 $524 $529 $652 $631 $0.36 $0.20 $0.32 $0.48 $0.38 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $- $100 $200 $300 $400 $500 $600 $700 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Revenue and EPS Trends Revenue EPS

6 Revenue Trends Direct/OEM = 54.0% in Q3’17 Systems = 70.0% in Q3’17 $- $100 $200 $300 $400 $500 $600 $700 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 69.9% 65.5% 67.6% 68.1% 70.0% 30.1% 34.5% 32.4% 31.9% 30.0% Revenue by Subsystem/System $'s in millions Systems Subsystem $0 $100 $200 $300 $400 $500 $600 $700 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 54.4% 53.2% 50.0% 53.8% 54.0% 45.6% 46.8% 50.0% 46.2% 46.0% Revenue by Customer Group $'s in millions Direct / OEM Channel

7 Q3 Revenue Mix & Growth Highlights  Storage up 28.7% YoY  Next Gen up 74.2% YoY  NVMe design win traction  IOT up 38.0% YoY  Accelerated computing up 176.3% YoY  Deep learning, machine learning, and Artificial Intelligence ~6% revenue  Enterprise Datacenter up 578.6% YoY  MicroBlade & BigTwin traction  X11 Skylake systems coming  Regional growth  Asia up 92.0%, China up 138.9% YoY United States 52.9% Europe 18.2% Asia 23.9% Others 5.0% Revenue by Region Storage 22.5% IDC 10.7% IOT 10.5% Other 56.3% Market Verticals Other includes HPC, Enterprise, and Channel

Vertical Markets

STORAGE	CLOUD	IoT
% of Revenue: 22.5%	% of Revenue: 10.7%	% of Revenue: 10.5%

STORAGE

45-Bay JBOD

Top Loading

- *45 Hot-swap 3.5" SAS3/SATA3 drive bays + 2 rear 2.5"*
- *6 optional NVMe*



High capacity File and Object storage, Backup, Archive and Cold storage

SSG-6048R-E1CR60N

CLOUD

BigTwin



SYS-2028BT-HNC0R+

Highest performing multi-node system

- *205 Watt CPU Support*
- *Full 24 DIMMs of memory per node*
- *24 All-Flash NVMe or Hybrid Drives*
- *Three PCI-E 3.0 options per node*

Compute Intensive and Mission-Critical Applications, Financial Analysis,

IoT

Edge Device

High reliability fanless robust design

- *Low Power Consumption (9W, 4 core)*
- *Extreme operation temperature -20 to 60C*
- *Wall/VESA/DIN Rail mounting*
- *7 yr long life cycle*

Industrial Automation

Commercial Appliance

Enviroment Monitor



SYS-E100-9AP

NVMe

SSD

HDD

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©2017 Supermicro®

Vertical Markets

Enterprise

Increasing Revenue

MicroBlade

0.1U per Computing Node

- *Up to 40°C operating temperature*
- *20% power savings per node vs. 1U and OCP*

Not just lower TCO but also lower initial HW acquisition cost



3U MicroBlade

Accelerated Computing

% of Revenue: 5.9%

1U Pascal



SYS-1028GR-TXR

Deep Learning, AI and HPC Optimized

- *4 Tesla P100 in 1U*
- *GPU Direct RDMA support*
- *Up to 80 GB/s GPU-to-GPU NVLINK*

X11 Skylake

Seeding and Early Deployment Now!

SuperBlade

Blade computing without the premium

- *DP Skylake-EP and beyond*
- *Up to 255W CPU support*
- *200G/100Gps High-speed interconnect*
- *NVMe Support*



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©2017 Supermicro®

Progression to Tier 1 Provider

Presence


Domestic
EMEA
Asia Pacific

Market

- Channel: Distributors/VARs
- Verticals: Cloud, Enterprise, Accelerated Computing
- Fortune 1000: Brand recognition

Innovation

Subsystem

Motherboards and server building blocks



Server System

Architecture innovation: BigTwin, NVMe/Simply Double, SuperBlade, BBP as well as GPU/co-processor solutions



Total Solution

Complete solutions: Management software, Openstack and Global Service.

Optimized offerings for every refresh cycle.



NVMe

SSD

HDD

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©2017 Supermicro®

11 We Keep IT Green™ Howard Hideshima Chief Financial Officer

12 Q3 Revenue  Market Vertical QoQ  Storage -10.3%  IDC -25.2%  IOT 2.0%  HPC -1.7%  Enterprise -38.3%  Channel -3.6%  Systems  85K systems shipped  ASP of $5,198 up 8.9% Q/Q  139K nodes shipped  ASP $3,179 up 3.8% Q/Q Server Systems 70% Subsystems & Accessories 30% Systems Storage 22.5% IDC 10.7% IOT 10.5% HPC 5.9% Enterprise Channel 47.1% Market Verticals 3.3% Note: Channel is 46% without overlap with HPC and Storage

13 Non-GAAP Margins  Gross Margin Compare  40 basis points lower QoQ  Prices increases for memory and SSD’s continued this quarter with only slight improvement to offset  Utilization was lower at 55%  90 basis points lower YoY  Component pricing, maturing Grantley product lines and lower utilization  Operating Margin Compare  130 basis points lower QoQ  FX impact from revaluation of offshore loans was negative  100 basis points lower YoY  Increased compensation expenses primarily in R&D 14.9% 14.1% 15.2% 14.4% 14.0% 5.3% 3.1% 4.7% 5.6% 4.3% Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Non-GAAP Margin Trends Gross Margin Operating Margin

14 Summary P&L non-GAAP (in millions, except per share data) Change Q3'17 YoY Sequential Q3'16 Q2'17 Operating Expense $61.4 $10.3 $4.2 $51.1 $57.2 Operating Expense Ratio 9.7% 0.1% 0.9% 9.6% 8.8% Operating Income $27.2 -$1.1 -$9.2 $28.3 $36.5 Net Income $20.3 $1.3 -$4.7 $19.0 $25.0 EPS $0.38 $0.02 -$0.10 $0.36 $0.48 Diluted Common Share Count 53.0 53.1 52.6 Effective Quarterly Tax Rate 23.7% 32.0% 30.5%

15 Cash and Cash Conversion Cycle  Cash & cash equivalents and short & long-term investments: $110.5M  Down $21.0M QoQ  Down $68.6M YoY  Cash Conversion Cycle (QoQ)  A/R up $24.4M  Inventory up $43.0M  CCC up 12 days  Debt: $145.5M  Short-term debt: $113.3M  Long-term debt: $32.2M Q3'17 Q2'17 Change Cash Equivalents & Investments $110.5 $131.5 $(21.0) Accounts Receivable $391.3 $366.9 $24.4 Inventory $642.3 $599.3 $43.0 Accounts Payable $348.7 $341.9 $6.8 DSO 54 49 5 DIO 103 91 12 DPO 57 52 5 Cash Cycle Days 100 88 12

16 We Keep IT Green™ Supplemental Financials Third Quarter Fiscal 2017 Ended March 31, 2017

17 Revenue Trend Y/Y 13.1% -8.6% 1.8% 2.0% 18.5% Seq. -16.6% -1.6% 0.9% 23.3% -3.20% $0 $100 $200 $300 $400 $500 $600 $700 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 $533 $524 $529 $652 $631 Supermicro Revenue Trend $'s in millions

18 Q3 FY2017 YTD Summary Statement of Cash Flow ($’s millions) 9 Months Ended 9 Months Ended 31-Mar-17 31-Mar-16 Net Income $52.2 $65.1 Depreciation and amortization $11.8 $9.5 Stock-based comp expense $14.0 $11.8 Other reserves $1.2 -$0.3 Net change in AR, Inventory, AP -$200.7 -$8.4 Other prepaids and liabilities $31.2 $15.2 Cash flow from operations -$90.3 $92.8 Capital expenditures -$23.3 -$25.1 Free cash flow -$113.5 $67.7 Net cash - investing activities -$0.3 -$1.0 Net cash - financing activities $40.5 $13.2 Effect of exchange rate fluctuation on cash and cash equivalents $0.2 $1.1 Net change in cash -$73.2 $81.0

19 Non-GAAP Financial Summary (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q3'17 Q2'17 Q3'16 Net Sales $631.1 $652.0 $532.7 Non-GAAP Gross Margin 14.0% 14.4% 14.9% Non-GAAP Operating Expenses $61.4 $57.2 $51.1 Non-GAAP Operating Income $27.2 $36.5 $28.3 Non-GAAP Net Income $20.3 $25.0 $19.0 Non-GAAP Net Income per share $0.38 $0.48 $0.36 Fully diluted shares for calculation 53.0 52.6 53.1

20 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q3'17 Q2'17 Q3'16 Net Income (GAAP) $16.7 $22.0 $16.7 Stock-based Compensation Expense (tax affected)* $3.7 $3.0 $2.3 Net Income (Non-GAAP)* $20.3 $25.0 $19.0 Diluted Net Income per common share (GAAP) $0.32 $0.43 $0.32 Stock-based Compensation Expense (tax affected)* $0.06 $0.05 $0.04 Diluted Net Income per share (Non-GAAP)* $0.38 $0.48 $0.36 Shares used in diluted EPS calculation (Non-GAAP) * 53.0 52.6 53.1

21 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q3'17 Q2'17 Q1'17 Q4'16 Q3'16 Net income (GAAP) $16.7 $22.0 $13.5 $7.0 $16.7 Adjustments: Stock-based compensation expense $4.8 $4.7 $4.5 $4.4 $3.9 Income tax effects of adjustments $(1.2) $(1.7) $(1.3) $(1.0) $(1.6) Net income (Non-GAAP)* $20.3 $25.0 $16.7 $10.4 $19.0 Diluted Net Income per share (GAAP) $0.32 $0.43 $0.26 $0.13 $0.32 Adjustments: $0.06 $0.05 $0.06 $0.07 $0.04 Diluted Net Income per share (Non-GAAP)* $0.38 $0.48 $0.32 $0.20 $0.36 Diluted shares used in GAAP per share calculation 51.9 51.5 51.1 52.3 52.2 Diluted shares used in Non-GAAP per share calculation 53.0 52.6 52.2 53.0 53.1